EXHIBIT 99


CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


	In connection with the annual report of the Pittsburgh & West Virginia Railroad (the Trust) on Form 10-K for the period ending
December 31, 2010 as filed with the Securities and Exchange
Commission on the date hereof (the "Report"), We, David H. Lesser,
CEO and Chairman of the Board of Trustees and Robert R. McCoy, Vice President, Secretary and Treasurer, certify to the best of our knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

		(1)	The Report fully complies with the requirements of Section
13(a) or 15(d) of the Securities Exchange Act of 1934; and

		(2)	The information contained in the Report fairly presents, in
all material respects, the financial condition and results of operations of the Trust.




/s/ David H. Lesser
CEO & Chairman of the
Board and Trustee

Date:  March 28, 2011



/s/ Robert R. McCoy
Vice President, Secretary
and Treasurer

Date: March 28, 2011